Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 10, 2011, is by and among OSI SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower (collectively, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of October 15, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Definition of Applicable Percentage. The pricing grid contained in the definition of “Applicable Percentage” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Applicable Percentage
Level	Consolidated Leverage Ratio	LIBOR Margin & Letter of Credit Fee	Base Rate Margin	Commitment Fee
I	< 2.00 to 1.0	1.50%	0.50%	0.250%
II	<2.75 to 1.0 but >2.00 to 1.0	1.75%	0.75%	0.300%
III	> 2.75 to 1.0	2.00%	1.00%	0.350%

1.2 Amendment to Definition of Maturity Date. The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean November 10, 2016.

1.3 Amendment to Definition of Permitted Acquisition. The definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended in the following respects:

(a) The reference to “2.75 to 1.0” contained in clause (ii) of such definition is hereby amended to read “2.50 to 1.0”.

(b) Clause (vii) contained in such definition is hereby deleted in its entirety, and the necessary grammatical changes are made to clauses (v) and (vi) of such definition.

1.4 Amendment to Section 2.3(a). Section 2.3(a) of the Credit Agreement is hereby amended by replacing “ONE HUNDRED FIFTY-FIVE MILLION DOLLARS ($155,000,000)” referenced therein with “ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000)”.

1.5 Amendment to Section 5.2(c). Section 5.2(c) is hereby amended by adding thereto the following sentence at the end thereof:

The foregoing notwithstanding, with respect to any Material Contract which is a Material Government Contract that is restricted from disclosure by a Requirement of Law, the Credit Parties shall not be required to furnish a copy thereof with the updated copy of Schedule 1 of the Disclosure Letter.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by a duly authorized officer of each party hereto.

(b) Executed Lender Consents. Receipt by the Administrative Agent of executed lender consents, in substantially the form of Exhibit A attached hereto (each a “Lender Consent”), from the Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf. The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Lenders have been obtained.

(c) Fees and Expenses.

(i) The Administrative Agent shall have received from the Borrower, for the account of each Lender, an amendment fee in an amount equal to 10 basis points on the aggregate Revolving Commitments of such Lender (after to giving effect to this Amendment).

(ii) The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d) Legal Opinion. The Administrative Agent shall have received an opinion or opinions of counsel for the Credit Parties, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(e) Corporate Documents. The Administrative Agent shall have received, each in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate (A) certifying that the articles of incorporation or other organizational documents, as applicable, of each Credit Party that were delivered on the Closing Date or the date on which any Credit Party was joined as a Guarantor pursuant to a Joinder Agreement (the “Joinder Date”) remain true and complete as of the Amendment Effective Date (or certified updates as applicable), (B) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date or Joinder Date remain true and correct and in force and effect as of the

Amendment Effective Date (or certified updates as applicable), (C) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Amendment Effective Date, (D) attaching certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (E) certifying that each officer listed in the incumbency certification contained in each Credit Party’s officer’s certificate, delivered on the Closing Date or Joinder Date remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment or attaching a new incumbency certificate for each officer signing this Amendment.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such reasonable action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 General Release. In consideration of the Administrative Agent’s, on behalf of the Lenders, willingness to enter into this Amendment, each Credit Party hereby releases and forever discharges the Administrative Agent, the Lenders and the Administrative Agent’s and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any of the Bank Group in any way related to or connected with the Credit Documents and the transactions contemplated thereby.

3.13 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

OSI SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	OSI SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Alan Edrick
	Name:	Alan Edrick
	Title:	Chief Financial Officer

GUARANTORS:	DOLPHIN MEDICAL, INC.,
a California corporation

	By:	/s/ Deepak Chopra
	Name:	Deepak Chopra
	Title:	Chief Executive Officer

FERSON TECHNOLOGIES, INC.,
a California corporation

	By:	/s/ Alan Edrick
	Name:	Alan Edrick
	Title:	Chief Financial Officer

OSI DEFENSE SYSTEMS, LLC,
a Florida limited liability company

	By:	/s/ Alan Edrick
	Name:	Alan Edrick
	Title:	Chief Financial Officer

OSI ELECTRONICS, INC.,
a California corporation

	By:	/s/ Alan Edrick
	Name:	Alan Edrick
	Title:	Chief Financial Officer

OSI SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

OSI OPTOELECTRONICS, INC.,
a California corporation

By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

RAPISCAN LABORATORIES, INC.,
a Delaware corporation

By:	/s/ Shiva Kumar
Name: Shiva Kumar
Title: President

RAPISCAN SYSTEMS, INC.,
a California corporation

By:	/s/ Deepak Chopra
Name: Deepak Chopra
Title: Chief Executive Officer

SPACELABS HEALTHCARE, INC.,
a Delaware corporation

By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

SPACELABS HEALTHCARE, L.L.C.,
a Washington limited liability company

By:	/s/ Nicholas Ong
Name: Nicholas Ong
Title: President

OSI SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

SPACELABS MEDICAL, INC.,
a Delaware corporation

By:	/s/ Alan Edrick
Name: Alan Edrick
Title: Chief Financial Officer

S2 GLOBAL, INC.,
a Delaware corporation

By:	/s/ Jonathan Fleming
Name: Jonathan Fleming
Title: President

TSA SYSTEMS, LTD.,
a Colorado corporation

By:	/s/ Shiva Kumar
Name: Shiva Kumar
Title: President

OSI LASER DIODE, INC.,
a Delaware corporation

By:	/s/ Rollin Ball
Name: Rollin Ball
Title: President

RAPISCAN GOVERNMENT SERVICES, INC.,
a Delaware corporation

By:	/s/ Peter Kant
Name: Peter Kant
Title: President

OSI SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent on behalf of the Lenders

	By:	/s/ Thomas Sigurdson
Name: Thomas Sigurdson
Title: Vice President

EXHIBIT A

FORM OF

LENDER CONSENT

See Attached.

LENDER CONSENT

This Lender Consent is given pursuant to the Credit Agreement, dated as of October 15, 2010 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among OSI SYSTEMS, INC., a Delaware corporation (the “Borrower”), those certain Domestic Subsidiaries of the Borrower party thereto (collectively, the “Guarantors”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the First Amendment to Credit Agreement, to be dated on or about November [     ], 2011, by and among the Borrower, the Guarantors party thereto, and the Administrative Agent, on behalf of the Lenders (the “Amendment”) and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Credit Agreement.

Delivery of this Lender Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Consent as of the         day of                     , 2011.

,
as a Lender

By:
Name:
Title: